EXHIBIT 99.1

Shenandoah Telecommunications Announces FCC Approval of NTELOS Holdings Corp. Acquisition

EDINBURG, Va., April 15, 2016 (GLOBE NEWSWIRE) -- Shenandoah Telecommunications Company (“Shentel”) (NASDAQ:SHEN) today announced that the Federal Communications Commission (FCC) approved Shentel’s proposed acquisition of NTELOS Holdings Corp., previously announced on August 10, 2015.

Shentel anticipates that the transactions will close within the next few weeks, subject to the remaining closing conditions.

This decision completes all reviews of the series of agreements between Shentel and Sprint and Shentel’s acquisition of NTELOS.

Shentel President and CEO Christopher E. French commented, “We are pleased to have received FCC approval for our acquisition of NTELOS and the related transactions with Sprint.  With the final regulatory approvals received, we look forward to closing the merger and successfully integrating the two companies.  This transaction more than doubles Shentel’s wireless customer base, enhances our presence in the Mid-Atlantic region by adding a highly complementary footprint and further strengthens our longstanding partnership with Sprint.  With the close of this deal, Shentel will be positioned as one of the top six public wireless providers in the United States.  We look forward to welcoming NTELOS employees to the Shentel team and to serving the NTELOS customers.”

About Shenandoah Telecommunications

Shenandoah Telecommunications Company (Shentel) provides a broad range of diversified communications services through its high speed, state-of-the-art network to customers in the Mid-Atlantic United States.  The Company’s services include: wireless voice and data; cable video, internet and voice; fiber network and services; and local and long distance telephone. Shentel is the exclusive personal communications service (“PCS”) Affiliate of Sprint in portions of Pennsylvania, Maryland, Virginia and West Virginia.  For more information, please visit www.shentel.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects, our financial position and our pending transactions with NTELOS and Sprint.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” “potential,” “projects” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. Shentel cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions, the expected timing of completion of the transactions, and other statements that are not historical facts.  Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the risk that a condition to closing of the transactions with NTELOS or Sprint may not be satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreements with NTELOS or Sprint; the timing to consummate the transactions; the risk that the businesses will not be integrated successfully, including the migration of NTELOS’ subscribers to the Sprint billing platform; the risk that the cost savings and any other synergies from the transactions may not be fully realized or may take longer to realize than expected; the effect of the completion of the transactions on the retention of customers, employees or suppliers; the diversion of management time on transaction-related issues; general worldwide economic conditions and related uncertainties, including in the credit markets; increasing competition in the communications industry; the complex and uncertain regulatory environment in which the parties operate; and other risks, uncertainties and factors discussed or referred to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2016, or in our subsequent filings with the SEC, which filings are available online at www.sec.gov, www.shentel.com or on request to Shentel.  All such factors are difficult to predict and are beyond Shentel’s control. All forward-looking statements speak only as of the date made, and Shentel does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

Shenandoah Telecommunications, Inc.
Adele Skolits
CFO and VP of Finance
540-984-5161
Adele.skolits@emp.shentel.com

Or

John Nesbett/Jennifer Belodeau
Institutional Marketing Services (IMS)
203-972-9200
jnesbett@institutionalms.com